                                                                    Exhibit 10.6

                              VALUE ADDED RESELLER


                                    AGREEMENT



between



blaxxun interactive
Aktiengesellschaft
Mittererstr. 9
80336 Munich



                                         - hereinafter referred to as "blaxxun"-



and



General Investment Bankers SA.
San Martin  323 - piso 20
1004 Buenos Aires



                                        - hereinafter referred to as "the VAR" -

                                    RECITALS

WHEREAS blaxxun develops and markets the blaxxun Community Platform and Value Added Reseller (hereinafter referred to as "VAR") is using the blaxxun Community Software Development Kit to render services to his customers;

AND WHEREAS VAR shall receive from blaxxun the right, pursuant to the following terms, to develop application software for his customers on the basis of the blaxxun Community Software Development Kit and to distribute the blaxxun Community Platform Software and other blaxxun products to his customers;

NOW, THEREFORE, the parties agree to the following:


                            1 MARKETING THE SOFTWARE

1. VAR is hereby granted the right to market the blaxxun Community Platform Software and other blaxxun Products (hereinafter referred to as the "Products"), in each case in his own name and for his own account.

2. VAR shall use the blaxxun Community Software Development Kit to develop application software based on the Products in accordance with the requirements and wishes of his customers (hereinafter referred to as "Applications").

3. VAR shall distribute the Products to his customers in conjunction with the Applications.

4.   VAR is not entitled to represent blaxxun in legal transactions.

5. blaxxun conveys the marketing of the Products to VAR in the Territory as described in Attachment A.

6. The technical features and capabilities of the Products are defined by the product documentation of the respective Products. blaxxun may undertake Product modifications not affecting the technical capability of the Products, merely improving such capability or otherwise modifying such capability in a manner VAR can be reasonably expected to accept without consulting with VAR.

7. Should VAR desire a modification of Products, he shall notify blaxxun hereof in writing. blaxxun shall state its approval or disapproval within 30 calendar days. Should blaxxun make no response, it shall be deemed not to have given its approval.


                              2 INDIVIDUAL LICENSES

1. Orders by VAR must be in writing. Orders must include, in particular, the IP address and the desired port number of the machine the product is intended to run on, as well as an exact product description.

2. Orders shall not become valid until accepted by blaxxun, or, as the case may be, upon the shipment of the Products.

3. The delivery of the Products and the access code for the ordered Products to VAR shall take place upon consultation with VAR either by electronic transmission or by CD-ROM.

4. Upon the delivery of the access code, blaxxun shall grant to VAR the right, for the term of this Agreement, to resell the ordered Products to VAR`s customers.

5.   VAR shall ensure by written license agreements with his customers that

     [_] VAR's customer is only entitled to reproduce the Products to the extent that this is required for loading, executing or transmitting or sending by wire or radio, even in the interactive area, as well as storing the Products (hereinafter referred to as "Use");

     [_] VAR's customer will use the Products only within the scope of the maximum amount of users stated in the Access Code at the IP address specified in the Access Code (hereinafter collectively referred to as "Contractual Use");

     [_] the right to a Contractual Use of the Products is granted in each case as a non-exclusive and nontransferable right, unlimited in time and geographical area and

     [_] VAR's customer is not entitled to translate, process or undertake other modifications of the Products, including error corrections.

6. VAR is only entitled to a Contractual Use of the Products. He is particularly not entitled to translate, process or undertake other modifications of the Products, including error corrections. VAR's right to develop and distribute applications shall remain unaffected.

7. All copies of reproductions of the Product must be labeled with the Trademarks and notices of intellectual property rights in the same manner as the original data memory delivered by blaxxun.


                                  3 TRADEMARKS

1. blaxxun hereby grants to VAR the non-exclusive right to use international and domestic trademarks ("Trademarks") (currently blaxxun, blaxxun logo, blaxxun Contact, blaxxun Instant Community) hereto during the term of this Agreement within the scope of joint marketing activities to promote VAR's sales efforts. VAR shall only sell the Products in connection with the Trademarks. VAR shall furthermore only use the Trademarks upon blaxxun's written consent, and shall not, in particular, issue any sublicenses for use.

2. VAR warrants that he shall only use the Trademarks in a manner protecting their legal integrity and shall encourage or support the Trademarks. VAR furthermore warrants that he shall undertake all reasonable efforts to maintain the Trademarks.

3. VAR shall ensure that the applications distributed together with the Products are of a uniform and consistently high quality that promotes the image of the Trademarks to the best extent possible.


                                4 VAR PERFORMANCE

1. VAR shall set up and maintain reasonable First Level Support for his customers. First Level Support includes, at a minimum, the Services described in Attachment C.

2. VAR shall create and maintain his own website. VAR's website shall contain links to the blaxxun website and the blaxxun download area prominently displayed.

3. VAR shall ensure that the Products will each be distributed in their most updated version.

4. During the term of this VAR Agreement, VAR shall not develop applications on the basis of software in competition with the Products without blaxxun's written consent.

                              5 BLAXXUN PERFORMANCE

Upon VAR's request, blaxxun shall provide the following services:

1.   Prominent display on the blaxxun web site as a VAR Solution Provider.

2. Sales collateral to assist the selling; thereof up to 50 copies are free of charge; additional copies are available at blaxxun cost; minimum order is 50 copies.

3. VAR shall receive a limited, non-transferable demo license for the Products as presentation support.

4. VAR is entitled, upon co-ordination with blaxxun, to provide major customers with operable demo licenses for up to 10 simultaneous users free of charge. The entitlement to use such demo licenses shall be limited to three months per VAR customer.

5. blaxxun shall support VAR with Second Level Support as defined in detail in Attachment C.

6. Upon request by VAR, blaxxun shall assume First Level Support in accordance with the Software Support Agreement to be entered into separately. The support fees shall be 13 per cent of the respective VAR's customer sales as determined under the blaxxun End-User Price List.

7. VAR may participate in the VAR workshops given by blaxxun. Unless otherwise provided for, these shall take place in Munich. blaxxun shall charge VAR the currently applicable fees for participating in the workshops.

8.   VAR shall have the opportunity to take part in blaxxun Beta programs.

                             6 PRICES AND DUE DATES

1. The VAR shall pay to blaxxun the applicable prices of the current blaxxun End-User Price List minus the VAR discount specified in Attachment B. Royalties shall be calculated on the basis of the delivered Access Codes.

2. Value-added tax in the applicable amount shall be added to all fees and prices.

3. The payment of prices/fees is due within 10 days of delivery or performance, but no later than within 10 days of invoicing. blaxxun is entitled to charge default interest of 4% above the applicable discount rate of the European Federal Bank for late payments as of the due date.


                          7 DELIVERY DATES, FORCE MAJOR

1. Delivery dates or delivery periods are approximations unless they have been confirmed by blaxxun in writing as being binding. Delivery periods shall not commence unless all of the questions relating to the delivery of the Products have been settled.

2. If blaxxun has exceeded a delivery date on grounds for which it bears the responsibility and has not remedied such default within a reasonable grace period of at least two weeks set by VAR, VAR may cancel the individual order in question. Any further claims on the part of VAR are excluded unless otherwise provided for in this Agreement.

3. Should there be a considerable deterioration in the financial situation of VAR after the execution of this Agreement or should blaxxun become aware after the execution of this Agreement of facts indicating a lack of creditworthiness or the insolvency of VAR which already existed upon the execution of this Agreement and threatens blaxxun's claims to counter-performance, blaxxun is entitled to withhold the delivery of the Products and the rendering of other performance until VAR has rendered counterperformance or given a performance bond. Furthermore, blaxxun is entitled to rescind this Agreement and demand damages for non-performance, provided that VAR does not effectuate counterperformance within a reasonable period or provide a performance bond.

4. In the event of force majeure and other unforeseeable circumstances and circumstances for which the respective party bears no responsibility, such as an interruption of operations, strikes, lock-outs, scarcity of means of transport, governmental acts or difficulties in procuring energy supplies, the period of delivery shall be extended by the period in which such obstructing circumstance continues. Should this be for a period of more than 4 months, blaxxun and VAR are entitled to terminate or rescind the contract for the delivery of individual Access Codes if it cannot be reasonably expected of the respective party that it wait until such obstructing circumstance is removed.

                                   8 WARRANTY

1. blaxxun warrants for 6 months from the provision of the Access Code and the delivery of the Products that the Products are free of defects when used in accordance with Contractual Use, that is, they will essentially function in accordance with the specifications contained in the documentation.

2. Should an error occur during the Contractual Use of the Products, blaxxun is entitled to first test the Products and, at its option, either remedy the error or deliver a replacement copy. To such extent blaxxun shall bear all costs incurred, provided that the error was reported by the VAR in writing within the warranty period. Should blaxxun be unable to correct the error within a reasonable period, the VAR is entitled to cancel the contract for the delivery of the equivalent Access Code or reasonably reduce the royalty to be paid by it accordingly.

3. As soon as the VAR makes use of his right to cancel the contract in respect of the delivered Products, the right to use the reproduced copies of the Product shall terminate. In this case all of the reproduced copies of the Products made usable with the help of the Access Code delivered accordingly and the Access Code itself shall be surrendered to blaxxun without undue delay or, at blaxxun's option, destroyed.


                                9 CONFIDENTIALITY

1. VAR shall maintain confidentiality concerning all of the information disclosed to him by blaxxun under this Agreement and all of the knowledge VAR has obtained through performing this Agreement or during his collaboration with blaxxun of a technical, commercial or organizational nature (hereinafter collectively referred to "Information") and shall not exploit such Information or disclose it to third parties during the term of this Agreement and for a period of five years after the termination hereof without blaxxun's prior written consent. VAR shall in particular only use such Information for the performance of this Agreement, only disclose the Information to employees who need to know the Information for the performance of this Agreement, provided that such employees have been obligated to maintain the confidentiality of the Information for the term of their employment and, to the extent permitted under law, for the period after they have left VAR, and VAR shall use, in respect of the confidentiality of the Information, at least the care he would use in his own similar matters, but in any event at least the care usual in the industry.

2. The obligation to maintain confidentiality shall not apply for such Information VAR is able to document to have been disclosed to him by a third party not obligated to maintain confidentiality and not obligated to refrain from using the Information, provided that such third party has not directly or indirectly received the Information from blaxxun. This obligation to maintain confidentiality shall furthermore not apply to Information already known to VAR on the date of its disclosure or which was common knowledge on the date of disclosure or thereafter becomes common knowledge without any involvement on the part of VAR.

                                  10 LIABILITY

1. blaxxun shall only be liable for the loss incurred by VAR if blaxxun or the individuals used to perform its duties are guilty of willful or grossly negligent behavior.

2. In addition, blaxxun shall only be liable for the amount of typically foreseeable damages even in the case of damage blaxxun or the executive officers of blaxxun have caused by a breach of material contractual duties whose performance VAR was particularly entitled to rely on.

3. This limitation of liability shall apply in respect of all damage claims, irrespective of the legal grounds therefor, particularly in respect of all precontractual or ancillary obligations. It does not limit any mandatory liability under the German Product Liability Act or mandatory liability for descriptions of guaranteed qualities to the extent the guarantees given were intended to protect VAR from the damage that has been incurred.

                               11 TERM OF CONTRACT

1. The term of this Agreement shall begin upon its execution by both parties and shall run until December 31, 2002.

2. The right to a termination without notice for cause shall remain hereby unaffected. In the case of blaxxun, cause shall exist in particular if VAR

     |_| infringes blaxxun's intellectual property rights and such infringement has not been remedied within 30 days following an equivalent request by blaxxun;

     |_| is in breach of his obligations under this Agreement and such breach is not remedied within 30 days after an equivalent request;

3. blaxxun has the right to a terminate exclusivity mentioned in Appendix A without notice for cause in case VAR does not pay the minimum licenses outlined in Appendix A.

                              12 GENERAL CONDITIONS

1. The parties may assign this agreement to its related companies. The assignee must obligate himself to the entire obligations of this agreement. Any assignment needs to be notified to the other party in writing before the transaction.

2. A set-off or right of retention shall only be possible in respect of finally adjudicated or undisputed claims, unless otherwise expressly provided for herein.

3. This Agreement and the Attachments hereto constitute the entire agreement between the parties in respect of the subject matter of this Agreement. All amendments and supplements shall require written form.

4. Should a provision of this Agreement be or become invalid or unenforceable or should this Agreement be incomplete, this shall not affect the validity of the remaining provisions of this Agreement. The parties agree in such event to replace the provision in question or, as the case may be, to remedy such incompleteness by a provision which comes closest to the economic intent of the Agreement.

5. This Agreement shall be governed by German law with the exception of the United Nations Convention on Contracts for the International Sale of Goods.

6. Exclusive venue for all disputes under this Agreement is Munich, provided that this Agreement has been entered into with a merchant entered as such in the Commercial Register, a legal entity under public law or a public law special fund. The same shall apply if the VAR does not have any general place of jurisdiction within Germany or a party becomes domiciled outside the jurisdiction of the German Code of Civil Procedure following the execution of this Agreement. blaxxun is furthermore entitled to enter an action against the VAR at any court having jurisdiction over him under law.


Munich,
February 2, 2000


General Investment Bankers S.A.
By
         ------------------------
Name:    Emilio Gorriti
Title:   Presidente




BLAXXUN INTERACTIVE AG

By
         ------------------------
Name:    Bernd-Michael Habermeyer
Title:   CFO

                                  ATTACHMENT A

                            TERRITORY AND EXCLUSIVITY

1. VAR's Territory is defined as Latin America on an exclusive basis (for blaxxun Community Platform and blaxxun Instant Community and blaxxun Avatar Studio) for a period of 36 months starting at signature date of this contract and ending December 31, 2002 under the following conditions:

2. VAR will sell blaxxun Community Platform and blaxxun Instant Community and blaxxun Avatar Studio to any customer in Latin America.

3. VAR firmly purchases at a minimum blaxxun licenses in the amount of $6,000,000 (net of any VAR discounts) over the period of 36 months based on the blaxxun price lists provided under Attachment B.

4.   It is intended to allocate the licenses to the following products:


     blaxxun Community Platform     $2,000,000
     blaxxun Instant Community      $3,000,000
     blaxxun Avatar Studio          $1,000,000

     VAR has the option to allocate between the product categories.

5.   VAR minimum payment and delivery schedule is based on the following table:

Signature of contract     US$          100,000
               30. Jun 00 US$          300,000
               31. Dec 00 US$          800,000
               30. Jun 01 US$          900,000
               31. Dec 01 US$          900,000
               30. Jun 02 US$        1,500,000
               31. Dec 02 US$        1,500,000
                                --------------
Total                     US$        6,000,000
                                ==============

6. blaxxun pays VAR an additional bonus of $1,000,000 on January 1, 2002, if VAR purchases and pays all licenses by December 31, 2001 (one year earlier) based on the following table:

Signature of contract     US$          100,000
               30. Jun 00 US$          300,000
               31. Dec 00 US$          800,000
               30. Jun 01 US$          900,000
               31. Dec 01 US$        3,900,000
                                --------------
Total                     US$        6,000,000
                                ==============
TOTAL NET PAYMENT OF VAR IN THIS CASE IS REDUCED TO $5,000,000.

7. If VAR purchases licenses, in addition to the licenses worth of $ 6,000,000 based on the table provided under 4 above, blaxxun will pay an additional bonus of [**] of the excess purchase (e.g. if VAR purchases in the 6 months period ending December 31, 2000 licenses worth of $1,600,000 instead of the minimum purchase of $800,000 in this period, blaxxun would pay to VAR a bonus of [**]).

     THE EXCESS PURCHASE MUST BE IN ADDITION TO THE $6,000,000 MINIMUM LICENSE.

8. The parties acknowledge that blaxxun has entered into an agreement with [**], a Soccer-Community with exclusivity for America for soccer only.

9. The parties acknowledge that blaxxun has entered into an agreement with [**], a non exclusive VAR for Brazil.

     [**]

10. In addition to the territory mentioned under 1. above VAR gets exclusivity for Spanish and Portuguese ONLY speaking communities in the US, limited to the blaxxun Community Platform for a period of 36 months starting at signature date of this contract and ending December 31, 2002 under the following conditions:

     (a) VAR will sell blaxxun products to any customer in the market of Spanish and Portuguese ONLY speaking communities in the US.

     (b) Any sales into this market are in excess of the minimum purchases of $6,000,000 mentioned above.

     (c) VAR discount for any sales into this market is limited to 30% across the board on the applicable undiscounted blaxxun end-user price list. In case of active involvement of blaxxun during the acquisition, the discount percentage will be divided into half, unless agreed upon otherwise. DISCOUNTS LISTED UNDER APPENDIX B DO NOT APPLY TO THESE SALES

[**] indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment

                                  ATTACHMENT B

                           BLAXXUN COMMUNITY PLATFORM

                                 PRICE LIST 2000

The blaxxun Community Platform is a distributed client-server system comprised of the blaxxun Community Server, the blaxxun Contact clients, the blaxxun3D Java technology, and the blaxxun Community Platform Software Development Kit (SDK).

LICENSING MODELS: ONE-TIME FEE OR MONTHLY RENT

The blaxxun Community Platform can either be licensed through a one-time payment, in combination with an annual support plan.

Or it can be rented on a monthly basis. The rental model has a minimum run-time of 12 months and extends by 12 months periods unless terminated 3 months before expiration. The cost is calculated as license cost divided by 20, plus support cost divided by 12. The last 3 months of the contract period have to be paid in advance with signature of the contract.

BLAXXUN COMMUNITY PLATFORM SUPPORT PLAN

The Community Platform is always sold with a related support contract. This contract (the blaxxun Community Platform Support Plan) includes bug fixes, technical support, minor and major release upgrades.

-------------------------- ------------------- ------------------------------------- -----------------------
    CONCURRENT USERS          LICENSE COST           ANNUAL SUPPORT PLAN COST             MONTHLY RENT
-------------------------- ------------------- ------------------------------------- -----------------------
          [**]                    [**]                         [**]                           [**]
-------------------------- ------------------- ------------------------------------- -----------------------

VOLUME DISCOUNTS

Customers receive volume discounts for the blaxxun Community Platform. With every purchase, the maximum discount applies for all additional units. Volume licenses can be used for one site, for several sites, or for the hosting of several customer applications (e.g., by an ASP). However, licenses cannot be split in units under [**] concurrent users per site. Unlimited licenses can only be used for one site.

------------------------------------------------------------------------------------------------------------
UNITS A [**]    MAXIMUM        REGULAR    CUSTOMER      AGGREGATED     ANNUAL     ANNUAL       MONTHLY
CONCURRENT      CONCURRENT     COST PER   DISCOUNT      COST FOR       SUPPORT    SUPPORT      RENT FOR
USERS           USERS          UNIT                     CUSTOMER       RATE       PLAN COST    CUSTOMER
------------------------------------------------------------------------------------------------------------
    [**]           [**]          [**]       [**]           [**]       [**]         [**]         [**]
------------------------------------------------------------------------------------------------------------
    [**]           [**]          [**]       [**]           [**]       [**]         [**]         [**]
------------------------------------------------------------------------------------------------------------
    [**]           [**]          [**]       [**]           [**]       [**]         [**]         [**]
------------------------------------------------------------------------------------------------------------
    [**]           [**]          [**]       [**]           [**]       [**]         [**]         [**]
------------------------------------------------------------------------------------------------------------
    [**]           [**]          [**]       [**]           [**]       [**]         [**]         [**]
------------------------------------------------------------------------------------------------------------
    [**]           [**]          [**]       [**]           [**]       [**]         [**]         [**]
------------------------------------------------------------------------------------------------------------
    [**]           [**]          [**]       [**]           [**]       [**]         [**]         [**]
------------------------------------------------------------------------------------------------------------
[**]

[**] indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment

------------------------------------------------------------------------------------------------------------
UNITS A [**]    MAXIMUM        REGULAR    ADDITIONAL    AGGREGATED     ANNUAL     ANNUAL       MONTHLY
CONCURRENT      CONCURRENT     COST PER   PARTNER       COST FOR       SUPPORT    SUPPORT      RENT FOR
USERS           USERS          UNIT       DISCOUNT      PARTNER        RATE       PLAN COST    PARTNER
------------------------------------------------------------------------------------------------------------
    [**]           [**]          [**]       [**]          [**]          [**]         [**]         [**]
------------------------------------------------------------------------------------------------------------
    [**]           [**]          [**]       [**]          [**]          [**]         [**]         [**]
------------------------------------------------------------------------------------------------------------
    [**]           [**]          [**]       [**]          [**]          [**]         [**]         [**]
------------------------------------------------------------------------------------------------------------
    [**]           [**]          [**]       [**]          [**]          [**]         [**]         [**]
------------------------------------------------------------------------------------------------------------
    [**]           [**]          [**]       [**]          [**]          [**]         [**]         [**]
------------------------------------------------------------------------------------------------------------
    [**]           [**]          [**]       [**]          [**]          [**]         [**]         [**]
------------------------------------------------------------------------------------------------------------
    [**]           [**]          [**]       [**]          [**]          [**]         [**]         [**]
------------------------------------------------------------------------------------------------------------


ACADEMIC DISCOUNT

The blaxxun Community Platform is available to universities, research institutions, and non-profit organizations at a [**] discount. These licenses may not be used for any commercial purposes. The [**] discount doesn't apply for the mandatory support contract.

Prices do not include applicable sales tax.

[**] indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment

                          BLAXXUN INSTANT COMMUNITY 1.0

                                 PRICE LIST 2000

blaxxun Instant Community 1.0 is a sophisticated product that supports the creation, operation, and administration of attractive 3D communities. For details see the related product specs.

The suggested purchase cost for blaxxun Instant Community 1.0 is [**]. The product is sold exclusively through a partner channel. [**].

VOLUME DISCOUNTS FOR BLAXXUN INSTANT COMMUNITY 1.0

------------------ --------------- ---------------- --------------- --------------- ----------------
Product Units      Cost per Unit   Volume Discount  Volume Cost     Plus Partner    Partner Cost
                                                    per Unit        Discount        per Unit
------------------ --------------- ---------------- --------------- --------------- ----------------
     [**]                [**]            [**]            [**]            [**]             [**]
------------------ --------------- ---------------- --------------- --------------- ----------------
     [**]                [**]            [**]            [**]            [**]             [**]
------------------ --------------- ---------------- --------------- --------------- ----------------
     [**]                [**]            [**]            [**]            [**]             [**]
------------------ --------------- ---------------- --------------- --------------- ----------------
     [**]                [**]            [**]            [**]            [**]             [**]
------------------ --------------- ---------------- --------------- --------------- ----------------


VOLUME DISCOUNTS FOR SERVER UPGRADES OF BLAXXUN INSTANT COMMUNITY 1.0

The server component of blaxxun Instant Community 1.0 can be easily upgraded to accommodate more concurrent users. The following table shows volume and partner discounts for the server upgrades.

-------------- ----------- ----------------- ------------- ------------- ------------- -------------
PRODUCT UNITS  COST PER    CONCURRENT USERS  VOLUME        VOLUME COST   PLUS          PARTNER
               UNIT                          DISCOUNT      PER UNIT      PARTNER       COST PER
                                                                         DISCOUNT      UNIT
-------------- ----------- ----------------- ------------- ------------- ------------- -------------
     [**]         [**]           [**]            [**]          [**]          [**]          [**]
-------------- ----------- ----------------- ------------- ------------- ------------- -------------
     [**]         [**]           [**]            [**]          [**]          [**]          [**]
-------------- ----------- ----------------- ------------- ------------- ------------- -------------
     [**]         [**]           [**]            [**]          [**]          [**]          [**]
-------------- ----------- ----------------- ------------- ------------- ------------- -------------
     [**]         [**]           [**]            [**]          [**]          [**]          [**]
-------------- ----------- ----------------- ------------- ------------- ------------- -------------
     [**]         [**]           [**]            [**]          [**]          [**]          [**]
-------------- ----------- ----------------- ------------- ------------- ------------- -------------
     [**]         [**]           [**]            [**]          [**]          [**]          [**]
-------------- ----------- ----------------- ------------- ------------- ------------- -------------


ACADEMIC DISCOUNT

blaxxun Instant Community 1.0 and related server upgrades are available to universities, research institutions, and non-profit organizations at [**]. These licenses may not be used for any commercial purposes.

[**] indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment

TECHNICAL SUPPORT

blaxxun provides all authorized partners with technical support. Support for end customers is a responsibility of the authorized partner.

Prices do not include applicable sales tax.

                              BLAXXUN AVATAR STUDIO

                             VOLUME PRICE LIST 2000

The blaxxun Avatar Studio is a consumer product that is used by members of blaxxun based community applications. blaxxun offers the product for online purchase for $20 + handling/shipping.

Customers of the blaxxun Community Platform can purchase blaxxun Avatar Studio in volume and either sell it to their members or offer it as an incentive for free. blaxxun customers are responsible for purchase/handling/shipping processes and related cost.

--------------- ------------------ -------------- -------------------------------- -------------------------
     UNITS        COST PER UNIT       DISCOUNT       DISCOUNTED COST PER UNIT           COMPLETE COST
--------------- ------------------ -------------- -------------------------------- -------------------------
      [**]             [**]             [**]                  [**]                           [**]
--------------- ------------------ -------------- -------------------------------- -------------------------
      [**]             [**]             [**]                  [**]                           [**]
--------------- ------------------ -------------- -------------------------------- -------------------------
      [**]             [**]             [**]                  [**]                           [**]
--------------- ------------------ -------------- -------------------------------- -------------------------
      [**]             [**]             [**]                  [**]                           [**]
--------------- ------------------ -------------- -------------------------------- -------------------------
      [**]             [**]             [**]                  [**]                           [**]
--------------- ------------------ -------------- -------------------------------- -------------------------
      [**]             [**]             [**]                  [**]                           [**]
--------------- ------------------ -------------- -------------------------------- -------------------------
      [**]             [**]             [**]                  [**]                           [**]
--------------- ------------------ -------------- -------------------------------- -------------------------
      [**]             [**]             [**]                  [**]                           [**]
--------------- ------------------ -------------- -------------------------------- -------------------------

blaxxun provides the complete products for volumes of [**] and [**] units.

Starting with [**] units, the customer is responsible for production of the product (CDs and folders). All materials require blaxxun approval. Also starting with [**] units, blaxxun Avatar Studio can be co-branded for the customer. That means that the customers' name and logo can be shown at the start-up screen of the product, the folder, and other appropriate spots.

Starting with [**] units, custom versions of blaxxun Avatar Studio can be created with customized clothing and accessories. Cost depends on detail requirements and are determined on a case-by-case basis.

Avatars created with co-branded and customized versions of blaxxun Avatar Studio are restricted for defined customer sites and cannot be used for other sites.

Prices do not include applicable sales tax.


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[**] indicates that information has been omitted and filed separately with the
Commission pursuant to a request for confidential treatment

                                  ATTACHMENT C

                         FIRST AND SECOND LEVEL SUPPORT

FIRST LEVEL SUPPORT

1.   Telephone and Internet customer service.

2.   Customer help and advice when installing and configuring Products.

3. Customer support when integrating the Products into existing Network structures and incorporating the planned HTTP Contents (HTML, VRML, etc.) in an existing HTTP Server installation.

4. Diagnosis and isolation of errors reported by the customer on the basis of the blaxxun checklist.

SECOND LEVEL SUPPORT

Second Level Support is understood to be support of VAR when he is supporting his customers. Second Level Support is generally given during normal business hours by telephone, over the Internet or, if requested, at the premises of VAR's customer.


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